UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 5, 2012 (April 3, 2012)
Date of Report (Date of earliest event reported)

MEDGENICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-35112	98-0217544
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 California Street, Suite 365

San Francisco, California 94104

(Address of principal executive offices, zip code)

(415) 568-2245
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 5, 2012, upon the recommendation of the Compensation Committee, the Board of Directors of Medgenics, Inc., a Delaware corporation (the “Company”), approved the amendment and restatement of the Company’s 2006 Stock Incentive Plan (the “Incentive Plan”), subject to stockholder approval. The amendment and restatement of the Incentive Plan was approved by stockholders at the Company’s Annual Meeting of Stockholders on April 3, 2012. The amendment and restatement of the Incentive Plan increased the number of shares available for issuance by 750,000 shares, extended the term of the Incentive Plan and made certain other changes described in the proxy materials relating to the meeting. A copy of the amended and restated Incentive Plan is attached hereto as Exhibit 10.1 and incorporated into this Item 5.02 by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 3, 2012, the Company held its Annual Meeting of Stockholders. At the meeting, all seven directors of the Company were elected to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified. Tabulated with the name of each of the nominees elected is the number of votes cast for each nominee, the number of votes withheld with respect to each nominee and the number of broker non-votes with respect to each nominee.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Eugene A. Bauer	2,804,077	-0-	1,635,600
Andrew L. Pearlman	2,804,077	-0-	1,635,600
Joel S. Kanter	2,804,077	-0-	1,635,600
Gary A. Brukardt	2,770,539	33,538	1,635,600
Stephen D. McMurray	2,800,077	4,000	1,635,600
Alastair Clemow	2,804,077	-0-	1,635,600
Isaac Blech	2,803,977	100	1,635,600

In addition, the amendment and restatement of the Incentive Plan was approved at the meeting with 2,783,620 votes in favor, 20,457 votes against, no abstentions and 1,635,600 broker non-votes, and the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 was ratified at the meeting with 4,436,937 votes in favor, 100 votes against, 2,640 abstentions and no broker non-votes.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is filed herewith:

Exhibit No.	Description

10.1	Medgenics, Inc. Stock Incentive Plan, as amended and restated effective March 5, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDGENICS, INC.

By:	/s/ Phyllis K. Bellin
Name: Phyllis K. Bellin
Title: Vice President – Administration

Date: April 5, 2012